Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andres Gutierrez Rivera, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of La Cortez Energy, Inc., for the quarterly period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of La Cortez Energy, Inc.

Date: November 15, 2010	By:	/s/ Andres Gutierrez Rivera
Andres Gutierrez Rivera
Chief Executive Officer

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to La Cortez Energy, Inc., and will be retained by La Cortez Energy, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.